SUN COMMUNITIES INVESTOR PRESENTATION (NYSE: SUI) NOVEMBER 2022 CHERRYWOOD – CLINTON, NY

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation, some of which are beyond the Company’s control. These risks and uncertainties may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include but are not limited to:  Outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  Changes in general economic conditions, including inflation, deflation, and energy costs, the real estate industry and the markets in which the Company operates;  Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  The Company’s liquidity and refinancing demands;  The Company’s ability to obtain or refinance maturing debt;  The Company’s ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;  Availability of capital;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pounds sterling;  The Company’s ability to maintain rental rates and occupancy levels;  The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  Increases in interest rates and operating costs, including insurance premiums and real property taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of the Company’s capital stock;  The Company’s ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

SUN COMMUNITIES – COMPANY HIGHLIGHTS

Highlights	Pages
Strong Results in 2022 Demonstrated Recession-Resistant Platform	4
Leading Owner / Operator of Manufactured Housing ("MH") & Recreational Vehicle ("RV") Communities, and Marinas	5 - 6
Compelling Supply-Demand Fundamentals & Best-in-Class Assets Drive Strong Performance Throughout Economic Cycles	7 - 9
Track Record of Delivering Strong Core FFO Per Share Growth	10 - 17
Strong Investment Grade Balance Sheet Supports Growth	18
Robust ESG Platform	19


VALLECITO – NEWBURY PARK, CA

Rental Revenue Breakdown[(1)]


Manufactured Housing 49%
Marinas 20%
RV 31%

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Represents current 2022 forecasted percentage of rental revenue from the leasing of sites, homes, wet slips, dry storage spaces, commercial leases and transient revenue. Rental revenues include contribution from UK acquisitions.

3

YTD Performance Update

Resilient Platform and Operational Strength Drive Outperformance

- Increased FY22 FFO[(1)] per Share Guidance for 2nd consecutive quarter; **$7.35** at the midpoint represents **~13% growth** over FY21
  - MH / RV same property NOI growth assumptions of 5.8% - 6.2% for FY22
  - Marina same property NOI growth assumptions 6.4% - 6.8% for FY22
- Preliminary rental rate growth assumptions for 2023:
  - **MH (U.S. & Canada):** 6.2% - 6.4%
  - **Annual RV:** 7.7% - 7.9%
  - **Marina:** 7.3% - 7.6%
  - **MH (UK):** 7.2% - 7.4%
- **~2,000 RV transient-to-annual site conversions** YTD, a **60% increase** from original FY22 expectations for the nine months ended September 30, 2022, and a new annual record
- Delivered over **750** expansion and greenfield development sites YTD
- Balance sheet
  - Net debt / recurring EBITDA (TTM) of **5.7x**
  - **79%** unencumbered asset ratio for 4Q22 debt financing
- ESG
  - GRESB score improved **42%** from **45** in 2021 to **64** in 2022, in line with peers


PALM CREEK RESORTS & RESIDENCES – CASA GRANDE, AZ


SAFE HARBOR ESSEX ISLAND – ESSEX, CT

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results.
Note: Guidance estimates include acquisitions completed through October 24, 2022, and exclude any prospective acquisitions or capital markets activity, except approximately $310.0 million of debt refinancing in progress. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."
(1) Constant Currency Core FFO per share (please refer to definition in our financial supplement for the quarter ended September 30, 2022)

SUN COMMUNITIES, INC.
4

LEADING OWNER / OPERATOR OF MH, RV AND MARINAS

- With ~180,600 MH and RV sites and ~46,200 wet slips and dry storage spaces, Sun is the largest publicly traded operator of MH, RV and Marinas

MH

- Largest publicly traded portfolio of MH land-lease communities in N. America with **more than 99K sites**
- 2nd largest holiday park owner and operator in the UK with 55 holiday parks [1] consisting of ~22K sites
- Total 352 MH communities consisting of ~144K revenue producing sites and ~9K sites for expansion and greenfield development



COUNTRY VILLAGE ESTATES – OREGON CITY, OR

RV

- Best-in-class RV communities with **~60K** sites located in highly desirable destinations
- 179 communities and ~28K transient sites in North America
- ~7K sites for expansion and greenfield development



JELLYSTONE PARK OF CHICAGO – MILLBROOK, IL

Marina

- Largest and most diversified owner and operator of Marinas in the U.S., with 131 Marinas
- ~46K wet slips and dry storage spaces
- Over 46K members in our network
- 80% of Marinas are in coastal markets[2]



SAFE HARBOR NEWPORT SHIPYARD – NEWPORT, RI

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Includes two parks managed for third parties

(2) Calculation of Marinas located in coastal markets include those along the Great Lakes

SUN Communities, Inc.
5

United Kingdom 6 Current Portfolio As of September 30, 2022 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Total Number of Sites / Wet Slips and Dry Storage Spaces: 226,782 Headquarters MH & RV Sites (180,597) Marina Wet Slips and Dry Storage Spaces (46,185) Puerto Rico Location MH & RV Sites Wet Slip & Dry Storage Spaces Florida 46,494 5,139 Michigan 33,220 3,742 United Kingdom 21,198 - Texas 11,073 2,064 California 8,800 4,133 Arizona 5,503 - Ontario, Canada 5,239 - Connecticut 2,005 3,325 Other Locations 47,065 27,782 Total 180,597 46,185  Total portfolio MH and RV annual occupancy in North America is 97.1%  UK-based MH Portfolio is 91.7% occupied LEADING OWNER / OPERATOR OF MH, RV AND MARINAS

7 Manufactured Housing (MH) • Total MH portfolio at 96.2% occupancy, with ~70% of communities 98%+ • ~43K applications YTD to live in a Sun Community • Sun is one of the largest annual purchasers of manufactured homes, with ~2K homes per year • Sun MH communities provide 25% more space than MF and SF rentals at ~54% less cost per square foot • Sun’s development platform has delivered ~11,800 expansion and development sites from 2012 – 2021 in an otherwise supply-constrained asset class Source: Company information, Wall Street Research, and Zillow. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. U.S. & Canada UK • Numerous barriers to entry including strict regulatory environment, scarcity of desirable land and benefits of scale • Structural tailwinds from Brexit makes domestic travel in the UK more appealing than other forms of travel • Majority of sites owner-occupied on 20+ year licenses with annual rent increases • Holiday homeowners must own primary residence to qualify for second home and 80% of Park Holidays homes are paid for with cash 0% 1% 2% 3% 4% 5% 6% 7% 2015 2016 2017 2018 2019 2020 2021 US Inventory Growth by Property Type Manufactured Housing Multifamily Storage OAKLANDS – ESSEX, UK COMPELLING SUPPLY-DEMAND FUNDAMENTALS – MH

COMPELLING SUPPLY-DEMAND FUNDAMENTALS – RV AND MARINA

RV

- **11 million** households own an RV versus **~1 million RV campsites**
- **9.5 million** people plan to buy an RV in the next 5 years
- RV rental market added over **2 million** new renters in 2021
- Sun's RV communities offer affordable vacations where the average trip is **2-3 hours** from a customer's home address
- **~250K new guests** visited a Sun RV community in 2021 and **~145K new guests** year-to-date as of September 30, 2022
- **7-in-10 households** identify themselves as at least occasional campers

Active Camper Households


4% CAGR
71M
73M
75M
77M
79M
82M
86M
94M
2014
2015
2016
2017
2018
2019
2020
2021

Marinas

- Existing base of **~12 million registered boats** within the U.S. and an estimated supply of **~900K to 1 million leasable wet slips**
- Shrinking supply of Marinas due to redevelopment of waterfront properties
- Pre-owned boat sales under 30' grew by ~17% from 2012-2021 whereas sales for boats over 30' increased **~52%**; average slip length in our portfolio is **~41'**
- **Over 50%** of Marinas within our portfolio offer service, which increases membership tenure on average by 26% compared to non-service properties
- **~85%** of our Marinas have a waitlist


SAFE HARBOR CAPRI – PORT WASHINGTON, NY

SUN COMMUNITIES, INC.

Source: Company information, RVIA, KOA, NMMA, and U.S. Census Bureau. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

8

STICKY CUSTOMER BASE WITH LIMITED CAPEX

- Annual home move-outs in Sun's MH communities are **0.5%**
  - Uninterrupted rental income stream: average tenure of residents in our MH communities is **~14 years**(1) before unit is sold in place
  - Low turnover driven by a **$6k - $10k** average cost for a resident to move a home
- RVs stay in Sun's resorts for **~8 years** on average(1)
- Average tenure of Marina members is **~8 years**
- MH, RV and Marina require lower CapEx relative to other asset classes as they are largely land ownership business
  - $371 MH / RV per site average in FY21
  - $491 Marina per site average in FY21

MH Resident Trends

(% of Total Residents, 3-Year Average)



6.4%
0.5%
Resident Re-sales
(Home stays in community)
Resident Move-outs
(Home leaves community)



SOUTHSIDE LANDING – CAMBRIDGE, MD



MILLWOOD – UNCASEVILLE, CT

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Annual average (January 2020 – September 2022) and excludes transient RV sites

SUN COMMUNITIES, INC.
9

10 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through October 24, 2022 and exclude any prospective acquisitions or capital markets activity, except approximately $310.0 million of debt refinancing in progress. The estimates and assumptions are forward looking based on the Company’s current assessment of economic and market conditions, as well as other risks outlined above under the caption “Forward Looking Statements.” (1) Multifamily REITs include AVB, CPT, EQR, ESS, MAA and UDR. Storage REITs include CUBE, EXR and PSA (2) Reported core / normalized FFO used above except for CPT given lack of availability, for which basic is used instead. 2022E Core FFO/sh represent midpoint of constant currency guidance (3) Figures on right hand side represent total uplift / associated CAGR  Sun has generated greater FFO per share growth than peers and adjacent sectors  9.2% Core FFO per share growth (10-year CAGR)  5.5% Core FFO per share yield than peers and adjacent sectors Indexed to 100 from 2017 90113572 2012 2013 201 201 2016 201 2018 2019 2020 2021 2022 Sun Communities Multifamily Storage 90 100 110 120 130 140 150 160 170 180 2017 2018 2019 2020 2021 2022E Core / Normalized FFO Per Share Growth(1)(2)(3) +76 / 12.0% +66 / 10.7% +29 / 5.2% TRACK RECORD OF STRONG FFO GROWTH

MULTIPLE LEVERS DRIVE RESILIENT FFO AND CASH FLOW GROWTH

- Outstanding record of revenue growth supported by internal and external opportunities

	Growth Levers	Potential Annual Revenue Growth / Contribution
Internal	Contractual Rent Increases	- 4.7% weighted average rate increase as of September 2022 - Over 90% MH sites "market rent" or tied to CPI
Internal	Occupancy Gains	- 96.2% MH Occupancy in the U.S. and Canada - 70% of MH Communities at 98%+ occupied
Internal	Expansions	- $216mm invested capital since 2020, targeting 10 – 14% IRRs(1) - ~11,800 sites available for expansion in 2022 and beyond - ~180 site deliveries at 6 properties through 3Q22
Internal	Transient to Annual RV Conversions	- ~1,200 average yearly converted sites(2) - ~2,000 conversions YTD as of September 30, 2022
External	Acquisitions	- Over $11.7bn invested in properties since 2010 - ~$2.1bn YTD acquisition volume on 64 properties and ~22,200 sites - High degree of visibility into MH, RV and Marina acquisition pipeline
External	Developments	- Targeting 3–5 new development starts per year - ~$389mm invested capital since 2020, targeting 8 – 10% IRRs(1) - ~4,400 sites available for ground-up and redevelopments

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Expected 5-year unlevered internal rates of return based on certain assumptions

(2) 2019 – 2021 average

SUN COMMUNITIES, INC.

11

Steady Internal Growth and Strong External Growth

MH / RV Same Property NOI Growth



Historical Average: 7.0%
5.5%
5.9%
7.7%
9.1%
7.1%
6.9%
6.7%
7.3%
4.0%
11.2%
6.2%
5.8%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E

MH Weighted Average Rental Rate Growth



Historical Average: 3.4%
2.8%
2.8%
3.4%
3.4%
3.3%
3.6%
4.0%
4.2%
3.4%
3.4%
4.3%
6.4%
6.2%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 2023E

RV Weighted Average Rental Rate Growth



Historical Average: 4.1%
5.1%
1.7%
2.0%
2.9%
3.1%
4.2%
5.4%
6.1%
5.4%
4.8%
7.0%
7.9%
7.7%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 2023E



RESERVE AT FOX CREEK – BULLHEAD CITY, AZ

Acquisition Volume



($ in mm)
$314
$182
$744
$1,143
$1,769
$145
$364
$815
$2,979
$1,425
$2,110
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 22 YTD

Ground-Up and Expansion Site Deliveries



Historical Average: 1,183
452
1,000
375
650
304
2,133
1,632
2,326
1,346
1,609
2,000
1,600
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through October 24, 2022 and exclude any prospective acquisitions or capital markets activity, except approximately $310.0 million of debt refinancing in progress. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

SUN COMMUNITIES, INC.
12

5.1% 2.7% 3.0% Multifamily REITsSun Communities 13  Resilient demand, high barriers to entry, and Sun’s investment and operational platform have resulted in consistent, and cycle tested organic cash flow growth  For more than 20 years, every individual year or rolling 4-quarter period, Sun has recorded positive same property NOI growth  Over the same period, Sun’s average annual same property NOI growth was 5.1%, which is ~240bps greater than that of multifamily REITs of 2.7% Same Property NOI Growth Quarterly Year-over-Year Growth Since 2000 Source: Citi Research, June 2022. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Multifamily REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multifamily, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs (1) CAGR Since 2000 Sun Communities Multifamily REITs REIT Industry(1) (2) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2Q 00 2Q 01 2Q 02 2Q 03 2Q 04 2Q 05 2Q 06 2Q 07 2Q 08 2Q 09 2Q 10 2Q 11 2Q 12 2Q 13 2Q 14 2Q 15 2Q 16 2Q 17 2Q 18 2Q 19 2Q 20 2Q 21 2Q 22 CONSISTENT, CYCLE-TESTED INTERNAL GROWTH

CONVERSION OF RV TRANSIENT-TO-ANNUAL LEASES GENERATES SIGNIFICANT UPLIFT IN REVENUE

- Transient RV site conversions to annual leases have historically increased revenue per site by 40-60% for the first full year after conversion and increases our annual RV sites
- ~2,000 transient to annual RV conversions YTD through September 30, 2022 - a new annual record
- Recent example from Marco Naples RV Resort in Naples, FL:

Transient Site

$53	31.7%	$513	$6,158
Avg. Daily Rate	Occupancy	Monthly Rent	Annual Rent

- Site revenue limited mainly to peak season months during the winter for this resort

Annual Site Conversion

$26	100%	$777	$9,324
Avg. Daily Rate	Occupancy	Monthly Rent	Annual Rent

Site Revenue Annual Pick-Up Upon Conversion in First Year

$3,166	51%
Additional Annual Rent	Site Revenue Growth


MARCO NAPLES RV RESORT – NAPLES, FL


MARCO NAPLES RV RESORT – NAPLES, FL

Source: Company information.

SUN COMMUNITIES, INC.
14

Professional Operational Management Home Sales & Rental Program Skilled Expense Management Consolidating Fragmented Markets Repositioning with Additional CapEx Adding Value with Expansions 15 Properties and Sites • Since 2010, Sun has acquired properties valued at over $11.7 billion, increasing its number of properties by 4.9x Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 48K 55K 64K 70K 80K 89K 117K 122K 128K 141K 188K 204K 227K 136 159 173 188 217 231 341 350 371 422 552 602 662 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 YTD Sites Properties STRATEGIC ACQUISITIONS SUPPORT FUTURE GROWTH

INDUSTRY-LEADING HOLIDAY PARK PLATFORM

PARK HOLIDAYS UK

- Macro economic tailwinds in the UK bolster demand for domestic holidays

Complementary to Sun Platform

- ~12,300 owner-occupied sites under 20+ year licenses with annual increases in land lease communities
- ~2,100 hire fleet sites
- Average customer tenure of 7+ years
- In place management team demonstrates proven track record of identifying, acquiring and integrating single assets and portfolios



BOWLAND FELL– YORKSHIRE, UK

Well Located, Highly Amenitized Properties

- Leading presence in southern UK and 2nd largest UK Holiday Park owner and operator
- Irreplaceable, highly desirable coastal locations
- ~80% of holiday home buyers have stayed at a holiday park
- Positive supply / demand dynamics
- Short drives from London and other urban centers



NEW BEACH – KENT, UK

Strong Internal and External Growth Prospects

- Notified over 90% of portfolio with 2023 average rental rate increase in the range of 7.2% - 7.4%
- Inventory of zoned and entitled expansion sites
- UK holiday community market is highly fragmented
- Locked in utility rates through 2024 to benefit resident base



GOLDEN SANDS – DEVON, UK

Resilient Through Economic Uncertainty

Holiday Home Sales (number of units)


Global Financial Crisis
Brexit vote
Brexit uncertainty
COVID-19
1,174
1,116
1,299
1,357
1,423
1,618
1,632
1,930
1,921
2,012
2,166
2,131
2,194
2,066
2,368
2,252
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
3Q22 YTD

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

16

PREMIER OWNER / OPERATOR OF MARINAS

131 Marinas in 24 States & Puerto Rico	**~37,600** Wet Slips	**~8,600** Dry Storage Spaces[1]
~85% Marinas with Waitlists	**80%** Marinas Located in Coastal Markets[2]	**75%** Marinas Owned Fee Simple[3]
46,100 Approximate Members	**95%** Annual Rental Revenue	**7.6** Years Average Member Tenure

Marina Same Property NOI Growth



6.8%
6.8%
6.4%
3Q22 YTD
FY22E

Service Offerings Keep Members in Network

Average Marina member tenure (in years)



6.5
5.6
5.9
5.0
9.3
6.3
8.8
6.9
8.2
6.7
2017
2018
2019
2020
2021
Service
Non-Service

- On average, member tenure at properties offering service are 26% longer than at non-service properties
- Service availability drives premium rental rates for wet slips and dry storage spaces

Unmatched in Scale, Portfolio Quality and Depth of Network Offering

# of owned Marinas – as of September 30, 2022



131
73
57
23
SUNTEX MARINAS
els

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through October 24, 2022 and exclude any prospective acquisitions or capital markets activity, except approximately $310.0 million of debt refinancing in progress. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

(1) Dry Storage Spaces include Indoor Storage
(2) Calculation of Marinas located in coastal markets include those along the Great Lakes
(3) 32 currently owned Marinas operate with underlying ground leases with a weighted average remaining term of ~36 years

SUN COMMUNITIES, INC.
17

BALANCE SHEET SUPPORTS GROWTH STRATEGY

Current Debt Outstanding *($ in millions)*[1]

As of September 30, 2022	Principal Outstanding[2]	Weighted Average Interest Rates	Weighted Average Years to Maturity
Total Secured Debt	$3,006	3.67%	10.9
Unsecured IG Bonds	1,779	2.90%	8.4
Unsecured Revolving Credit Facilities & Other	1,926	3.36%	3.0
Total Debt	**$6,711**	**3.37%**	**8.0**

Credit Statistics

Rate Type[5]



16% variable rate
84% fixed rate

Baa3
MOODY'S

BBB
S&P Global

Net Debt / TTM EBITDA[3]



5.6x
5.5x
6.9x
5.7x(4)
5.7x(4)
2018
2019
2020
2021
3Q22 YTD

Upcoming Mortgage Maturities *($ in millions)*



% of Total
2.4%
3.9%
1.1%
10.7%
$118
$190
$52
$522
2023
2024
2025
2026
Total
Preferred
Mortgage Maturities

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through October 24, 2022 and exclude any prospective acquisitions or capital markets activity, except approximately $310.0 million of debt refinancing in progress. The estimates and assumptions are forward looking based on the Company's current assessment of economic and market conditions, as well as other risks outlined above under the caption "Forward Looking Statements."

(1) *For further Debt breakdown, please refer to the Supplemental for the quarter ended September 30, 2022*
(2) *Includes premium and discount on debt and financing costs*
(3) *The debt ratios are calculated using trailing 12-months recurring EBITDA for the period ended September 30, 2022*
(4) *Includes full debt load but less than a full year EBITDA contribution of recently completed acquisitions*
(5) *As of September 30, 2022, proforma includes ~$310mm of mortgage refinancing*

SUN COMMUNITIES, INC.
18

SUN COMMUNITIES' ESG INITIATIVES

- Our board and executive leadership are committed to sustainable business practices that benefit all stakeholders including the broader communities in which we operate
- Current initiatives to advance our ESG platform include policy enhancement, establishing environmental targets and expanding our data coverage

ESG Highlights[1]

Environmental	Social	Governance
Framework Reporting Reported to GRESB, DJSI and CDP	**Sun Unity** Sun's social responsibility program, 400% increase in volunteer hours	**BoD Nominating and Corporate** Governance Committee formally oversees all ESG initiatives
Irrigation & Metering Projects Achieved 1.2% water consumption reduction	**Sun University** Internal training program, Sun University, offers over 200 courses to team members	**BoD Composition** 38% female and 75% independent
LED Lighting & Smart Thermostats Achieved 4.2% electric consumption reduction	**Executive Manager Certification** Development program for community & resort managers to support career growth	**Enterprise Risk Management Committee** identifies, monitors and mitigates risks across the organization
GRESB 2022 survey score increased over 40% from the prior year, in line with our peers	**IDEA** Launched Inclusion, Diversity, Equity and Access Initiative	**Comprehensive Policies and Procedures** foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

(1) Performance and initiatives for the 2021 reporting year are referenced. Also reference our 2020-2021 ESG Interim Updates available on our website

SUN COMMUNITIES, INC.
19

APPENDIX SUN OUTDOORS CAROLINA PINES RV RESORT – CONWAY, SC

21  Manufactured homes in Sun’s communities provide 25% more space at ~54% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,192 per month Other Rental Options(1) $2,084 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $0.95 per sq. ft. $2.08 per sq. ft. (1) Other rental options include multi-family, single family and duplex two-bedroom rentals; Data per Zillow – U.S. Median Monthly Rent (Zillow rent index, September 2022) RENTING – MH VS. OTHER RENTAL OPTIONS

INDUSTRY-LEADING SOCIAL MEDIA ENGAGEMENT AND ORIGINAL DIGITAL CONTENT 22Source: Company Information – As of October 31, 2022.  Sun leads the outdoor vacation industry across social media channels with ~2.1mm followers and 64mm total engagements  Sun Outdoors original content and Sun Communities Virtual Home Tours allow prospective guests and residents to engage with our brand and offerings 70K 27K 1K 1K 192K 55K 6K 2K Sun Outdoors Thousand Trails KOA Under Canvas 4Q21 Oct-22 ~122k increase445K 337K 335K 258K 230K 210K 210K 146K 128K 112K 81K Instagram Followers Virtual Home ToursCreating Original Content TikTok Followers

23  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 2022 YTD Total Return 5-year Total Return 3-year Total Return Source: S&P Global as of October 31, 2022. STRATEGY-DRIVEN OUTPERFORMANCE (50.0%) (40.0%) (30.0%) (20.0%) (10.0%) 0.0% (17.7)% (24.8)% (34.7)% (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 3.2% 36.8% (1.3)% (40.0%) 0.0% 40.0% 80.0% 120.0% 160.0% 77.0% 68.1% 21.1% 0.0% 200.0% 400.0% 334.0% 226.9% 91.4% 10-year Total Return

24 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“Nareit”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). In addition, the Company calculates Constant Currency Core FFO by translating the operating results from the UK, Canada and Australia at the foreign currency exchange rates used for guidance. The Company believes that Core FFO and Constant Currency Core FFO provide enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by Nareit, which may not be comparable to FFO reported by other REITs that interpret the Nareit definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. In addition, the Company calculates Constant Currency NOI for its UK Operations by translating the operating results at the foreign currency exchange rate used for guidance. The Company believes that NOI and Constant Currency NOI provide enhanced comparability for investor evaluations of period-over-period results. EBITDA as defined by Nareit (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. NON-GAAP TERMS DEFINED

NET INCOME TO FFO RECONCILIATION

(amounts in millions except per share data)	Three Months Ended September 30 2022	Three Months Ended September 30 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Income Attributable to SUI Common Shareholders	$ 162.6	$ 231.7	$ 237.3	$ 367.3	$ 380.2	$ 131.6	$ 160.3
Adjustments							
Depreciation and amortization	150.8	126.8	448.6	377.4	521.9	376.9	328.6
Depreciation on nonconsolidated affiliates	-	-	0.1	0.1	0.1	0.1	-
(Gain) / loss on remeasurement of marketable securities	7.2	(12.0)	74.0	(43.2)	(33.5)	(6.1)	(34.2)
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	0.4	0.1	(0.1)	0.1	0.2	1.6	-
(Gain) / loss on remeasurement of notes receivable	0.1	(0.1)	(0.1)	(0.6)	(0.7)	3.3	-
(Gain) / loss on dispositions of properties	0.8	(108.1)	(12.5)	(108.1)	(108.1)	(5.6)	-
Add: Returns on preferred OP units	1.3	0.5	9.5	1.5	3.9	2.2	3.9
Add: Income attributable to noncontrolling interests	10.5	4.6	14.1	13.7	14.8	7.9	8.5
Gain on dispositions of assets, net	(11.9)	(20.4)	(44.2)	(46.2)	(60.5)	(22.2)	(26.4)
FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 321.8	$ 223.1	$ 726.7	$ 562.0	$ 718.3	$ 489.7	$ 440.7
Adjustments							
Business combination expense and other acquisition related costs	19.2	2.5	40.1	6.7	10.0	25.3	1.2
Loss on extinguishment of debt	4.0	-	4.4	8.1	8.1	5.2	16.5
Catastrophic event-related charges, net	12.2	0.3	12.3	3.1	2.2	0.9	1.7
Earnings - catastrophic event-related charges	0.2	0.2	0.2	0.4	0.2	-	-
(Gain) / loss on foreign currency exchanges	(14.9)	7.0	(21.7)	7.1	3.7	(7.7)	(4.5)
Other adjustments, net	(6.5)	11.4	(5.1)	11.5	16.1	2.2	1.3
Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 336.0	$ 244.5	$ 756.9	$ 598.9	$ 758.6	$ 515.6	$ 456.9
Adjustment							
Foreign currency translation impact[(a)]	7.3	-	9.3	-	-	-	-
Constant Currency Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 343.3	$ 244.5	$ 766.2	$ 598.9	$ 758.6	$ 515.6	$ 456.9
Weighted average common shares outstanding - Basic	122.4	115.1	119.2	111.7	112.6	97.5	88.5
Weighted Average Common Shares Outstanding - Diluted	126.7	116.0	125.4	115.1	116.5	101.3	92.8
FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share	$ 2.54	$ 1.92	$ 5.80	$ 4.88	$ 6.16	$ 4.83	$ 4.75
Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share	$ 2.65	$ 2.11	$ 6.04	$ 5.20	$ 6.51	$ 5.09	$ 4.92
Constant Currency Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share	$ 2.71	$ 2.11	$ 6.11	$ 5.20	$ 6.51	$ 5.09	$ 4.92

(a) We calculated the foreign currency translation impact by comparing the actual weighted average foreign currency rates with the weighted average foreign currency rates used for guidance, as follows:

	Three Months Ended September 30, Actual	Three Months Ended September 30, Guidance	Nine Months Ended September 30, 2022 Actual	Nine Months Ended September 30, 2022 Guidance
U.S. Dollars per Pounds Sterling	$ 1.1821	$ 1.330	$ 1.2116	$ 1.330
U.S. Dollars per Canadian Dollars	$ 0.7691	$ 0.770	$ 0.7769	$ 0.770
U.S. Dollars per Australian Dollars	$ 0.6977	$ 0.756	$ 0.7096	$ 0.756

SUN COMMUNITIES, INC.
Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information.
25

NET INCOME TO NOI RECONCILIATION

(amounts in millions)	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Income Attributable to SUI Common Shareholders	$ 162.6	$ 231.7	$ 237.3	$ 367.3	$ 380.2	$ 131.6	$ 160.3
Interest income	(11.2)	(2.6)	(25.3)	(8.0)	(12.2)	(10.1)	(17.9)
Brokerage commissions and other revenues, net	(10.8)	(8.8)	(27.4)	(21.7)	(30.1)	(17.2)	(14.1)
General and administrative	69.1	43.2	187.0	126.7	181.2	109.5	92.7
Catastrophic event-related charges, net	12.2	0.3	12.3	3.1	2.2	0.9	1.7
Business combination expense	8.4	-	23.9	1.0	1.4	23.0	-
Depreciation and amortization	151.3	127.1	450.0	378.1	522.7	376.9	328.1
Loss on extinguishment of debt	4.0	-	4.4	8.1	8.1	5.2	16.5
Interest expense	61.7	39.0	162.2	116.2	158.6	129.1	133.2
Interest on mandatorily redeemable preferred OP units / equity	1.0	1.1	3.1	3.1	4.2	4.2	4.7
(Gain) / loss on remeasurement of marketable securities	7.2	(12.0)	74.0	(43.2)	(33.5)	(6.1)	(34.2)
(Gain) / loss on foreign currency exchanges	(14.9)	7.0	(21.7)	7.1	3.7	(7.7)	(4.5)
(Gain) / loss on disposition of properties	0.8	(108.1)	(12.5)	(108.1)	(108.1)	(5.6)	-
Other (income) / expense, net	(2.8)	9.3	(2.6)	10.0	12.1	5.2	1.7
(Gain) / loss on remeasurement of notes receivable	0.1	(0.1)	(0.1)	(0.6)	(0.7)	3.3	-
Income from nonconsolidated affiliates	(2.0)	(0.9)	(3.8)	(2.9)	(4.0)	(1.7)	(1.4)
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	0.4	0.1	(0.1)	0.1	0.2	1.6	-
Current tax expense	7.3	0.4	12.5	1.4	1.2	0.8	1.1
Deferred tax expense / (benefit)	(3.6)	1.2	(3.9)	1.1	0.1	(1.6)	(0.2)
Preferred return to preferred OP units / equity interests	2.5	3.1	8.6	9.0	12.1	6.9	6.1
Add: Income attributable to noncontrolling interests	11.9	15.3	13.9	22.6	21.5	8.9	9.7
Add: Preferred stock distribution	-	-	-	-	-	-	1.3
NOI	$ 455.2	$ 346.3	$ 1,091.8	$ 870.4	$ 1,120.9	$ 757.1	$ 684.8

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Real Property NOI	$ 371.6	$ 302.5	$ 909.2	$ 768.3	$ 982.1	$ 721.3	$ 649.7
Home Sales NOI	54.3	24.6	122.9	58.2	74.4	28.6	32.8
Service, retail dining and entertainment NOI	29.3	19.2	59.7	43.9	64.4	7.2	2.3
NOI	$ 455.2	$ 346.3	$ 1,091.8	$ 870.4	$ 1,120.9	$ 757.1	$ 684.8

SUN COMMUNITIES, INC.
Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information.
26

NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in millions)	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,		
	2022	2021	2022	2021	2021	2020	2019
Net Income Attributable to SUI Common Shareholders	$ 162.6	$ 231.7	$ 237.3	$ 367.3	$ 380.2	$ 131.6	$ 160.3
Adjustments							
Depreciation and amortization	151.3	127.1	450.0	378.1	522.7	376.9	328.1
Loss on extinguishment of debt	4.0	-	4.4	8.1	8.1	5.2	16.5
Interest expense	61.7	39.0	162.2	116.2	158.6	129.1	133.2
Interest on mandatorily redeemable preferred OP units / equity	1.0	1.1	3.1	3.1	4.2	4.2	4.7
Current tax expense	7.3	0.4	12.5	1.4	1.2	0.8	1.1
Deferred tax expense / (benefit)	(3.6)	1.2	(3.9)	1.1	0.1	(1.6)	(0.2)
Income from nonconsolidated affiliates	(2.0)	(0.9)	(3.8)	(2.9)	(4.0)	(1.7)	(1.4)
Less: (Gain) / loss on disposition of properties	0.8	(108.1)	(12.5)	(108.1)	(108.1)	(5.6)	-
Less: Gain on disposition of assets, net	(11.9)	(20.4)	(44.2)	(46.2)	(60.5)	(22.2)	(26.4)
EBITDAre	$ 371.2	$ 271.1	$ 805.1	$ 718.1	$ 902.5	$ 616.7	$ 615.9
Adjustments							
Catastrophic event-related charges, net	12.2	0.3	12.3	3.1	2.2	0.9	1.7
Business combination expense	8.4	-	23.9	1.0	1.4	23.0	-
(Gain) / loss on remeasurement of marketable securities	7.2	(12.0)	74.0	(43.2)	(33.5)	(6.1)	(34.2)
(Gain) / loss on foreign currency exchanges	(14.9)	7.0	(21.7)	7.1	3.7	(7.7)	(4.5)
Other (income) / expense, net	(2.8)	9.3	(2.6)	10.0	12.1	5.2	1.7
(Gain) / loss on remeasurement of notes receivable	0.1	(0.1)	(0.1)	(0.6)	(0.7)	3.3	-
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	0.4	0.1	(0.1)	0.1	0.2	1.6	-
Preferred return to preferred OP units / equity interests	2.5	3.1	8.6	9.0	12.1	6.9	6.1
Add: Income attributable to noncontrolling interests	11.9	15.3	13.9	22.6	21.5	8.9	9.7
Add: Preferred stock distribution	-	-	-	-	-	-	1.3
Add: Gain on dispositions of assets, net	11.9	20.4	44.2	46.2	60.5	22.2	26.4
Recurring EBITDA	$ 408.1	$ 314.5	$ 957.5	$ 773.4	$ 982.0	$ 674.9	$ 624.1

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2022, as well as Press Releases and SEC Filings after September 30, 2022, for additional information.

27